EXHIBIT 99.6

                                   GUARANTY


         THIS GUARANTY (this "Guaranty") dated as of this 10th day of April, 1998 from HEARTLAND TECHNOLOGY, INC., a Delaware corporation ("Guarantor"), whose address is 547 W. Jackson Boulevard, Suite 1510, Chicago, Illinois 60661, to LASALLE NATIONAL BANK, a national banking association (the "Bank"), whose main office is located at 135 South LaSalle Street, Chicago, Illinois 60603.

                              W I T N E S S E T H:

         WHEREAS, Bank has agreed to extend loans, credit and other financial accommodations to Solder Station-One, Inc., a California corporation, and SS Acquisition Corporation, a California corporation ( together, the "Borrower"; all references to Borrower shall mean each of them jointly and severally, individually and collectively, and the successors and assigns of each), pursuant to that certain Loan and Security Agreement of even date herewith, as may be amended, supplemented or restated from time to time (collectively, the "Loan Agreement"), as evidenced by (i) that certain Acquisition Note of even date herewith in the original principal amount of NINE HUNDRED THOUSAND DOLLARS ($900,000), (ii) that certain Revolving Note of even date herewith in the original maximum amount available of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) and (iii) that certain Term Note of even date herewith in the original principal amount of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000), all made payable by Borrower to Bank (collectively, the "Notes") subject to, among other things, the condition that Guarantor execute and deliver this Guaranty to Bank;

         WHEREAS, Guarantor is the ultimate parent corporation of, and owns shares representing, one hundred percent (100%) of the issued and outstanding shares of the common capital stock of Borrower, after giving effect to the consummation of the Acquisition (as defined in the Loan Agreement);

         WHEREAS, as the parent company of Borrower, Guarantor will receive substantial financial benefits as a result of the business activities of Borrower, which business activities could not be conducted without the financial accommodations from the Bank as evidenced in part by the Notes; and

         WHEREAS, to induce the Bank to provide financial accommodations to Borrower, which the Bank is unwilling to do without, among other things, the Guarantor's agreement to guaranty the Obligations (as defined below) pursuant to this Guaranty, Guarantor has agreed to execute and deliver this Guaranty to Bank.

         FOR VALUE RECEIVED, and in consideration of the above premises, the agreements herein contained, and other good and valuable consideration, the Guarantor hereby agrees, as follows:

         1.       Guaranty.

                  (a) Guarantor hereby unconditionally and irrevocably guarantees to Bank the full and prompt payment of the Obligations, when and as the same shall become due, whether at the stated maturity thereof, by acceleration or otherwise. The obligations of Guarantor hereunder shall arise absolutely and unconditionally upon the execution and delivery by Borrower of the Notes.

                  (b) This Guaranty and the obligations of Guarantor hereunder shall be absolute and unconditional irrespective of any other agreement or instrument to which Guarantor is a party and shall remain in full force and effect until the entire principal of and interest on the Obligations guaranteed hereby shall have been paid notwithstanding, without limitation, the cessation to do business as a going concern, the liquidation or the dissolution, of Guarantor. This Guaranty shall constitute a guaranty of payment and not of collection. The Obligations guaranteed hereby and payment hereunder shall not be subject to rescission or repayment pursuant to any bankruptcy, insolvency, arrangement, reorganization, rehabilitation, moratorium, receivership or similar proceeding involving or affecting Borrower. Such Obligations and this Guaranty shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any one or more of the following, whether or not such event shall occur with notice to, or the consent of,
Guarantor:

                           (i) the waiver, surrender, compromise, extension of time for payment or other performance, unenforceability, settlement, discharge, amendment, modification, subordination, release or termination of the Notes or any or all of the Obligations guaranteed hereby, other than a discharge, release or termination thereof by the full and timely payment of all of the Obligations guaranteed hereby;

                           (ii) any failure, omission, delay or lack of diligence on the part of the Bank in the enforcement, assertion or exercise of any right, power or remedy conferred on the Bank in the Notes, the Loan Agreement, the Other Agreements (as defined in the Loan Agreement) or this Guaranty (collectively, the "Loan Documents");

                           (iii) voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets and liabilities, marshalling of assets and liabilities, receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, rehabilitation, arrangement, adjustment, composition or other similar proceedings of or affecting Borrower or the Guarantor, or any of the properties of any of them, or any allegation or contest of the validity of any of the Loan Documents in any proceeding; or

                           (iv) the exchange, substitution, surrender, release or impairment of all or any security or other guaranty for the payment, performance or observation of any of the Obligations guaranteed hereby.

No payments by Guarantor pursuant to the provisions hereof to Bank shall entitle Guarantor to any payment out of any property or assets held by or pledged to Bank under or pursuant to the Notes, the Loan Agreement, the Other Agreements or otherwise, except after payment in full of all Obligations guaranteed hereby.

                  (c) Guarantor waives notice of the making of loans or advances under the Notes and notice from Bank of acceptance and reliance on this Guaranty. Guarantor also waives any right it may have to (i) require Bank to proceed against Borrower under the Notes, the Loan Agreement, the Other Agreements or otherwise, (ii) require Bank to proceed against or exhaust any security conveyed or granted by Borrower, Guarantor or any other person, firm or corporation, or (iii) require Bank to pursue any other remedy available to or otherwise within the power of Bank.

                  (d) Guarantor hereby agrees to make all payments at any time due and payable under this Guaranty directly to Bank to be applied as determined by Bank as payment of Obligations guaranteed hereby. No setoff, counterclaim, reduction or diminution of any Obligation or any defense of any kind of nature (other than full and timely payment by Guarantor of its Obligations hereunder) which Guarantor may have or assert against Bank shall be available hereunder to Guarantor against Bank.

                  (e) Guarantor agrees to deliver to Bank (i) as soon as available and in any event within thirty (30) days after the end of each calendar quarter beginning with the quarter ending March 31, 1998, an internally prepared balance sheet of Guarantor as at the end of such quarter and the related statements of net earnings and stockholders' equity and statements of cash flows of Guarantor for such quarter and for the portion of the fiscal year ended at the end of such quarter, set forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation, in accordance with GAAP, by the principal financial officer or manager as applicable, and (ii) as soon as available and in any event within ninety (90) days after the end of each fiscal year of Guarantor, a balance sheet and the related statements of net earnings and stockholders' equity and statements of cash flows of Guarantor as of the end of such fiscal year, fairly and accurately presenting the financial condition of Guarantor as at such date and the results of operations of Guarantor for such fiscal year and setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP consistently applied, and audited by Ernst & Young or such other independent certified public accountants acceptable to Bank and accompanied by an unqualified opinion of such accountants;

                  (f) Guarantor agrees to pay all costs, legal expenses, and reasonable attorneys' and paralegals' fees of every kind, paid or incurred by Bank in endeavoring to collect the Obligations or any part thereof, or in enforcing its rights with respect to the Collateral (as defined in Loan Agreement), or in enforcing this Guaranty, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by Bank with respect to the Obligations, Collateral or any claim for repayment for any amount received by Bank in payment of the Obligations, or any part thereof, whether received by Borrower, Guarantor or otherwise, promptly on demand of Bank.

         2. Obligations. The obligations secured by this Guaranty (the "Obligations") are the following:

                  (a) The indebtedness (including principal and interest) of Borrower to the Bank pursuant to the Loan Agreement and evidenced by the Notes and any and all extensions, renewals, modifications, supplements or refinancings thereof.

                  (b) Any of Borrowers' Liabilities (as defined in the Loan Agreement), other indebtedness, obligation, or liability of Borrower to Bank, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing pursuant to the Loan Agreement or the Other Agreements while this Guaranty is in effect, however created and however evidenced.

                  (c) In the event of any proceeding to enforce the collection of the Obligations, or any of them, after default, the reasonable expenses of collecting or enforcing payment of the Obligations, including but not limited to reasonable attorneys' fees and court costs related to any of the foregoing.

                  (d) If interest on any portion of the indebtedness of Borrower to Bank ceases to accrue by operation of law by reason of the commencement of a bankruptcy or insolvency proceeding, the Obligations shall include such interest as would have accrued on any such portion of such indebtedness if such proceeding had not commenced at the Default Rate (as defined in the Loan Agreement).

         3. Security Interest. To secure timely payment of the Obligations and performance in full of the other obligations related thereto, Guarantor hereby grants to the Bank a continuing lien upon and security interest in and to all right, title and interest of Guarantor in all personal and real property, whether now owned or existing or hereafter acquired or arising, including the following:

                  (a) all of Guarantor's accounts, including, without limitation, all of the Guarantor's accounts receivable arising out of the sale or lease of inventory or other goods or out of the rendering of services, whether or not specifically assigned to the Bank;

                  (b) all of Guarantor's inventory, including, without limitation, all of Borrower's goods held for sale or lease or being processed for sale or lease, including all materials, work-in-process, finished goods, supplies and other goods customarily classified as inventory, including inventory at any time in the possession of any bailee;

                  (c) all of Guarantor's goods, machinery, equipment, vehicles and fixtures in addition to those specified in (a) and (b) above, wherever located;

                  (d) all of Guarantor's cash, negotiable instruments, documents of title, chattel paper, general intangibles, securities, leases, contract rights, books and records, certificates of deposit, deposit accounts, cash equivalents, interest or dividends on any of the foregoing, insurance claims, patents, trademarks, good will and other property of whatever description, wherever now or hereafter located, and now or hereafter in transit to or in the possession or control of or assigned to or owned or held by Bank; and

                  (e) without limitation of the foregoing, all substitutions, renewals, improvements and replacements of, and additions and accessories to, the foregoing, and all products and proceeds of the foregoing, including, without limitation, all of the proceeds in any form of Guarantor's accounts and inventory, whether specifically assigned to Bank or not.

         The terms used herein to identify the assets described above shall have the respective meanings assigned to such terms as of the date hereof in the Illinois Uniform Commercial Code.

         If in the reasonable judgment of Bank said security or any additions thereto or substitutes therefor or any part thereof, shall have depreciated in value, or if Borrower shall have failed or refused to make full and prompt payments, when due, of any Obligations of Borrower, the payment of which is guaranteed hereunder, after the expiration of all cure and grace periods, the Bank, at its option, shall have full power at any time and from time to time to sell, assign and deliver the whole of said property and all additions thereto and substitutes therefor, or any part of said property, additions and substitutes at any public or private sale, and without advertising the same and without notice to Guarantor, and with the right of the Bank to be a purchaser at any such sale or sales, and in the event of any sale or purchase hereunder no matter by or to whom made, all notice thereof, and any and all equity or right of redemption, whether before or after sale hereunder is hereby expressly waived; and, after deducting all legal and other costs and expenses, including reasonable attorneys' fees, from the proceeds of such sale or sales, to apply the remainder on any Obligations of Borrower, or of Guarantor covered hereby whether due or not, as the Bank shall deem proper, and return the surplus, if any, to Guarantor.

         4. Representations, Warranties and Promises. Guarantor represents, warrants and promises as follows:

                  (a) Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has and will continue to have all requisite power and authority to enter into, deliver and be bound by this Guaranty and has duly executed and delivered this Guaranty.

                  (b) The execution and delivery by Guarantor of this Guaranty, Guarantor's performance of all of its obligations hereunder and consummation of the transactions contemplated hereby do not conflict with or violate any applicable law or any ruling, judgment or order of any court or other governmental authority, and do not and will not conflict with or result in or constitute any breach or default under or result in the creation or imposition of any lien, charge or encumbrance under any agreement, indenture or undertaking to which Guarantor is a party or by which Guarantor or any of its property is bound.

                  (c) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court or other governmental authority, pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor or any of its property, which has, or would have, a material adverse effect upon the financial condition of Guarantor.

                  (d) No approval, consent or authorization of any governmental authority is required in connection with Guarantor's entering into or performing its obligations under this Guaranty.

                  (e) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

         5. Events of Default. The occurrence of any one or more of the following events shall constitute and be defined as an "Event of Default" hereunder:

                  (a) Any failure by Guarantor to observe or perform any covenant, agreement, or condition under, contained in or referred to in this Guaranty in accordance with the terms hereof, after any cure or grace period has expired.

                  (b) Any failure of a representation or warranty of Guarantor contained or referred to in this Guaranty to be true and correct as of the date hereof in all material respects.

                  (c) Any material misrepresentation made by Guarantor in this Guaranty or in any document furnished by Guarantor to Bank in connection with this Guaranty.

                  (d) An "Event of Default" under the Loan Agreement shall have occurred.

                  (e) The cessation to do business as a going concern, the liquidation or the dissolution, of Guarantor.

                  (f) The appointment of a receiver for any part of the property of Guarantor, the making by Guarantor of any assignment for the benefit of creditors or any composition of creditors or the initiation by or against Guarantor of any proceeding under the Code or any state insolvency law and such proceeding is not dismissed within thirty (30) days after the commencement thereof.

         6. Rights of Parties Upon Default. Upon the occurrence of an Event of Default hereunder, all Obligations shall, at the election of Bank, become immediately due and payable, without notice to Guarantor, together with interest thereon as provided in the instruments representing such Obligations and, in addition, Bank shall have all the rights and remedies provided under the Notes, the Loan Agreement, the Other Agreements, other provisions hereof and any other applicable law. No remedy of Bank herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity or under any other agreement. Bank, in its sole discretion, shall have the right to proceed first and directly against Guarantor under this Guaranty without proceeding against Borrower or any other person or any property, without exhausting any other remedies which it may have and without resorting to any other security held by or otherwise available to Bank. Each and every Event of Default shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises, but it shall not be necessary for Bank to sue on each and every cause. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. No course of dealing between Guarantor and Bank nor any delay in exercising any rights hereunder or under the Notes, the Loan Agreement or the Other Agreements shall operate as a waiver of any rights of Bank. In the event any provision contained in this Guaranty should be breached by Guarantor and thereafter duly waived by Bank such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereto. In the event any payment by Borrower to Bank is held to be a preference under the bankruptcy laws, or if for any other reason Bank is required to refund such payment or pay the amount thereof to any other person, firm or corporation, such payment by Borrower to Bank shall not constitute a release of Guarantor from any liability respecting payment of the Obligations guaranteed hereby, and Guarantor agrees to pay such amount to Bank upon demand.

         7.       Waiver.

                  (a) Waiver by Bank of any Event of Default hereunder, or of any breach of the provisions of this Guaranty by Guarantor, shall not constitute a waiver of any other Event of Default or breach, nor of the same Event of Default or breach on a future occasion. No delay or omission on the part of Bank in the exercise of any right or remedy hereunder shall operate as a waiver of such right or remedy, nor shall the exercise of any right or remedy preclude later or further exercise thereof. All rights or remedies of Bank on account of the Collateral or on account of any of the Obligations, whether arising under this Guaranty or otherwise, shall be cumulative and non-exclusive of each other, and may be exercised by Bank at such times and in such order as Bank may determine.

                  (b) Guarantor hereby waives presentment, demand, diligence, protest and notice of dishonor and protest and any other notice with respect to any and all of the Obligations and waives acceptance of this Guaranty by Bank and waives notice of and consent to and agrees that its obligations hereunder and Bank's rights hereunder shall not be affected by one or more extensions or renewals or modifications of any of the Obligations or the exercise of any and all rights, powers, options, privileges and authorities granted to Bank by law or by the terms of any instruments evidencing such obligations or otherwise. No waiver or modification or amendment to the terms of this Guaranty shall be effective as against Bank unless the same is in writing and signed by Bank.

         8. GUARANTOR WAIVES THE BENEFIT OF ANY LAW THAT WOULD OTHERWISE RESTRICT OR LIMIT BANK IN THE EXERCISE OF ITS RIGHTS, WHICH ARE HEREBY ACKNOWLEDGED, TO APPROPRIATE WITHOUT NOTICE, AT ANY TIME HEREAFTER, ANY INDEBTEDNESS MATURED OR UNMATURED, OWING FROM BANK TO GUARANTOR AFTER EXPIRATION OF ALL CURE PERIODS. BANK MAY, FROM TIME TO TIME, WITHOUT DEMAND OR NOTICE OF ANY KIND, APPROPRIATE AND APPLY TOWARD THE PAYMENT OF SUCH OF THE OBLIGATIONS, AND IN SUCH ORDER OF APPLICATION AS THE BANK MAY, FROM TIME TO TIME, ELECT ANY AND ALL SUCH BALANCES, CREDITS, DEPOSITS, ACCOUNTS, MONEYS, CASH EQUIVALENTS AND OTHER ASSETS, IN THE NAME OF GUARANTOR, THEN OR THEREAFTER WITH BANK. GUARANTOR HEREBY ASSIGNS AND TRANSFERS TO BANK ANY AND ALL CASH, NEGOTIABLE INSTRUMENTS, DOCUMENTS OF TITLE, CHATTEL PAPER, SECURITIES, CERTIFICATES OF DEPOSIT, DEPOSIT ACCOUNTS, OTHER CASH EQUIVALENTS AND OTHER ASSETS OF GUARANTOR, IN THE POSSESSION OR CONTROL OF BANK FOR ANY PURPOSE.

         9. GUARANTOR WAIVES THE FILING OF A CLAIM WITH A COURT IN THE EVENT OF RECEIVERSHIP OR BANKRUPTCY OF BORROWER, AND WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH GUARANTOR MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST BORROWER OR ANY OTHER PARTY LIABLE TO BANK IN ANY MANNER. GUARANTOR RATIFIES AND CONFIRMS WHATEVER BANK MAY DO PURSUANT TO THE TERMS HEREOF AND WITH RESPECT TO ANY COLLATERAL FOR THE OBLIGATIONS, AND AGREES THAT BANK SHALL NOT BE LIABLE FOR ANY ERROR IN JUDGMENT OR MISTAKES OF FACT OR LAW. GUARANTOR HEREBY AGREES THAT IT MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY BANK AGAINST BORROWER. GUARANTOR AND BANK IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH GUARANTOR AND BANK ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK GRANTING BORROWER ANY FINANCIAL ACCOMMODATIONS AND ACCEPTING THIS GUARANTY.

         10. Repayment Claim. Should a claim be made upon Bank at any time for repayment of any amount received by Bank in payment of the Obligations, or any part thereof, whether received from Borrower, Guarantor pursuant hereto, or otherwise from Borrower, or received by Bank as the proceeds of collateral, by reason of: (1) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property, or (2) any settlement or compromise of any such repayment claim effected by Bank, in its sole discretion, with the claimant (including Borrower), Guarantor shall remain liable to Bank for the amount so repaid to the same extent as if such amount had never originally been received by Bank, notwithstanding any termination hereof or the cancellation of any of the Notes or other instruments evidencing any of the Obligations.

         TO INDUCE BANK TO GRANT FINANCIAL ACCOMMODATIONS TO BORROWER, GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY, SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NONCONVENIENS, AND GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS INDICATED IN THE INTRODUCTORY PARAGRAPH ABOVE OR IN BANK'S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF BANK'S RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE WITH OR WITHOUT CONSIDERATION OF BORROWER OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE OBLIGATIONS, OR OF ANY COLLATERAL THEREFOR.

         11. Governing Law. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         12. Duration. This Guaranty shall remain and continue in effect (notwithstanding the nonexistence at any time of any obligations of Borrower to Bank) until: (i) Guarantor shall have received written notice of termination of this Guaranty by Bank, (ii) all Obligations have been fully paid and (iii) all commitments of Bank to lend money to Borrower have terminated.

         13. Successors and Assigns. This Guaranty shall be binding upon Guarantor, and upon its successors and assigns.

         14. Integration. This Guaranty constitutes the entire agreement and understanding between the Guarantor and the Bank with respect to the subject matter hereof and supersedes all prior agreements, whether oral or written.

                                      * * *

         SIGNED AND DELIVERED as of the date first above written.



                                               Guarantor:

                                               HEARTLAND TECHNOLOGY, INC.


                                               By: /s/ Leon Fiorentino
                                                     Its:  Vice President


ACCEPTED AND AGREED as of the date first above written.

LASALLE NATIONAL BANK


By: /s/ Charles Schroeder
         Its:  Vice President